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                                                                   EXHIBIT 10.07






                               ATHEROGENICS, INC.
                             1995 STOCK OPTION PLAN


                                    ARTICLE 1
                                     PURPOSE

         1.1 General Purpose. The purpose of this Plan is to further the growth and development of the Company by encouraging Directors, employees, consultants and contractors of the Company or of a parent or subsidiary corporation of the Company to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue to serve as Directors, employees, consultants and contractors, and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting persons of outstanding quality to service as Directors, employees, consultants and contractors of the Company or a parent or subsidiary corporation of the Company.

         1.2 Intended Tax Effects of Options. It is intended that the tax effects of any Option granted hereunder should be determined under Code ss.83.

                                    ARTICLE 2
                                   DEFINITIONS

         The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

         2.1      1933 Act shall mean the Securities Act of 1933, as amended.

         2.2 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         2.3 Beneficiary shall mean, with respect to an Optionee, the Person to whom the Optionee's Option shall be transferred upon the Optionee's death (i.e., the Optionee's Beneficiary).

                  (a) Designation of Beneficiary. An Optionee's Beneficiary shall be the Person who is last designated in writing by the Optionee as such Optionee's Beneficiary hereunder. An Optionee shall designate his original Beneficiary in writing on his Option Agreement. Any subsequent modification of the Optionee's Beneficiary shall be in a written executed and notarized letter addressed to the Company and shall be effective when it is received and accepted by the Board, determined in the Board's sole discretion.

                  (b) No Designated Beneficiary. If, at any time, no Beneficiary has been validly designated by an Optionee, or the Beneficiary designated by the Optionee is no longer living or no longer exists (whichever is applicable) at the time of the Optionee's


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         death, then the Optionee's Beneficiary shall be deemed to be the Person or Persons in the first of the following classes of individuals with one or members of such class surviving or in existence as of the Optionee's death, and in the absence thereof, the Optionee's estate:
         (A) the Optionee's surviving spouse; or (B) the Optionee's then living lineal descendants, per stirpes.

                  (c) Designation of Multiple Beneficiaries. An Optionee may not designate more than one Person as a Beneficiary. To the extent that a designation purports to designate more than one Person as a Beneficiary, the designation shall be null and void.

                  (d) Contingent Beneficiaries. An Optionee may designate a contingent Beneficiary to receive a Beneficiary's Option in the event that such Beneficiary should predecease the Optionee; otherwise, in the event a Beneficiary predeceases the Optionee, then the Person or Persons specified in subsection (b) above shall be the Optionee's Beneficiary.

         2.4      Board shall mean the Board of Directors of the Company.

         2.5 Cause shall mean an act or acts involving dishonesty, incompetence, willful misconduct, breach of fiduciary duty, breach of contract or any other obligation to the Company, intentional failure to perform stated duties or violation of any law, rule or regulation (other than traffic violations or similar offenses).

         2.6      Code shall mean the Internal Revenue Code of 1986, as amended.

         2.7      Common Stock shall mean the common stock of the Company.

         2.8      Company shall mean Atherogenics, Inc.

         2.9 Director shall mean an individual who is serving as a member of the Board (i.e., a director of the Company) or who is serving as a member of the board of directors of a parent or subsidiary corporation of the Company.

         2.10 Disability shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Board in its sole discretion.

         2.11 Effective Date shall mean the date on which this Plan is adopted by the Board. See Article 9 herein.

         2.12 Fair Market Value of the Common Stock as of a date of determination shall mean the following:


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                  (a)      Stock Listed and Shares Traded. If the Common Stock
         is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or National Market System on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

                  (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

                  (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Board shall determine the Fair Market Value of the Common Stock from all relevant available facts.

The Board's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

         2.13 Option shall mean an option to which Code ss.421 (relating generally to incentive stock options and other options) does not apply which is granted to Persons pursuant to the terms and provisions of this Plan.

         2.14 Option Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option. Such Agreement shall be in substantially the form as shown in Appendix A hereto.

         2.15 Option Price shall mean the purchase price of the shares of Common Stock underlying an Option.

         2.16 Optionee shall mean a Person who is granted an Option pursuant to the terms and provisions of this Plan.


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         2.17     Optionee Restriction Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing certain restrictions, limitations, and rights of the Company and certain third parties with respect to any shares of Common Stock acquired by the Optionee pursuant to an Option. Such Agreement shall be in substantially the form as shown in Appendix B hereto.

         2.18 Person shall mean any individual, organization, corporation, partnership or other entity.

         2.19     Plan shall mean this Atherogenics, Inc. 1995 Stock Option
Plan.

                                    ARTICLE 3
                                 ADMINISTRATION

         The Plan shall be administered and interpreted by the Board. Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

                                    ARTICLE 4
                                      STOCK

         The stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to adjustment in accordance with the provisions of Article 7, the total number of shares of Common Stock for which Options may be granted to persons participating in the Plan shall not exceed in the aggregate 600,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to Options under the Plan.

                                    ARTICLE 5
                   ELIGIBILITY TO RECEIVE AND GRANT OF OPTIONS

         5.1 Persons Eligible for Grants of Options. The Persons eligible to receive Options hereunder shall be solely those Persons who are Directors, employees, consultants or contractors of the Company or a parent or subsidiary corporation of the Company.

         5.2 Grants of Options. Subject to the provisions of the Plan, the Board shall have the authority and sole discretion to determine and designate, from time to time, those Persons (from among the Persons eligible for a grant of Options under the Plan pursuant to Section 5.1 above)


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to whom Options will actually be granted, the Option Price of the shares covered by any Options granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon), and the time or times at which Options shall be granted. In making such determinations, the Board may take into account the nature of the services rendered by the respective Persons to whom Options may be granted, their present and potential contributions to the Company's success and such other factors as the Board, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Board shall specify the name of the Optionee and the number of shares of stock subject to such Option. The Board may grant, at any time, new Options to an Optionee who previously has received Options, whether such Options include prior Options that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Options. No Person shall have any claim or right to be granted Options under the Plan.

                                    ARTICLE 6
                         TERMS AND CONDITIONS OF OPTIONS

         Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

         6.1 Requirement of Option Agreement and Optionee Restriction Agreement. Upon the grant of an Option hereunder, the Board shall prepare (or cause to be prepared) an Option Agreement and an Optionee Restriction Agreement. The Board shall present such Option Agreement and Optionee Restriction Agreement to the Optionee. Upon execution of such Option Agreement and Optionee Restriction Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement and Optionee Restriction Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

         6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, the Beneficiary of the Optionee and the date as of which the Option was granted under this Plan.

         6.3 Vesting. Each Option shall first become exercisable (i.e., vested) with respect to such portions of the shares subject to such Option (rounded to the nearest whole number) as are specified in the schedule set forth hereinbelow:

                  (a) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 20% of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.


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                  (b)      Commencing as of each monthly anniversary of the date
         the Option is granted occurring after the first anniversary of the date the Option is granted and prior to the fifth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 1-2/3% of the shares subject to the Option. For purposes of determining the monthly anniversary of the date an Option is granted, if the date of grant of an Option occurs on the 29th, 30th or 31st, then, if the month during which the monthly anniversary is to be determined does not contain such a 29th, 30th or 31st day, respectively, the last day of such month shall be considered the monthly anniversary of the date of grant.

                  (c) Commencing as of the fifth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, all the shares subject to such Option.

If an Optionee ceases to perform services for the Company for any reason (including Disability or death), his rights with regard to all non-vested Options shall cease immediately.

         6.4 Option Price. The Option Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted, unless otherwise determined by the Board; provided, however, in no event shall the Option Price of any Option be less than 75% of the Fair Market Value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Option was granted under this Plan as noted in the Option Agreement shall be considered the date on which such Option is granted.

         6.5 Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Board may determine for each Option; provided, in no event shall any Option be exercisable after 10 years from the date the Option is granted. No Option shall be granted hereunder after 10 years from the date the Plan is adopted by the Board.

         6.6 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

         6.7 Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Board may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by


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Article 8 hereof. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

         6.8      Medium and Time of Payment.

                  (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee (or his Beneficiary as provided in subsection (c) of Section 6.9), shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Board may require) or by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the exercise price as payment;
         (C) by delivery to the Company of such other property or by the performance for the Company of such services as may be acceptable to the Board and allowed under applicable law; or (D) by a combination of
         (A), (B) and (C).

                  (b) If all or part of the Option Price is paid by delivery of shares of the Common Stock, on the date of such payment, the Optionee must have held such shares for at least six months from
         (i) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan or (ii) the date of grant or award in the case of shares acquired through such a plan; and the value of such Common Stock (which shall be the Fair Market Value of such Common Stock on the date of exercise) shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash, other property or services, as provided in subsection (a) above.

                  (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to, or by instructing the Company to retain Common Stock upon the exercise of the Option with a Fair Market Value equal to, the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contributions Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law.


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         6.9      Effect of Termination of Service, Disability or Death. Except
as provided in subsections (a), (b) and (c) below, no Option shall be exercisable unless the Optionee thereof shall have been performing services for the Company or a parent or subsidiary of the Company from the date of the granting of the Option until the date of exercise; provided, the Board, in its sole discretion, may waive the application of this Section and, instead, may provide a different expiration date or dates in an Option Agreement.

                  (a) Termination of Service. In the event an Optionee ceases to be performing services for the Company or a parent or subsidiary of the Company for any reason other than death or Disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (i) the expiration date of the Option, (ii) 30 days after the date the Optionee ceases to be performing such services, or (iii) the date on which the Company gives notice to such Optionee of termination of such services if such services are terminated by the Company or by its shareholders for Cause (an Optionee's resignation in anticipation of termination of service by the Company or by its shareholders for Cause shall constitute a notice of termination by the Company); provided, the Board may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of service. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of service for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

                  (b) Disability. Upon the termination of an Optionee's service for the Company or a parent or subsidiary of the Company due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) six months after the date on which such Optionee ceases to be performing such services due to Disability; provided, the Board may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such. Optionee's service ceases due to Disability.

                  (c) Death. In the event of the death of the Optionee (i) while he is performing services for the Company or a parent or subsidiary of the Company, (ii) within 30 days after the date on which such Optionee's service is terminated (for a reason other than Cause) as provided in subsection (a) above, or (iii) within six months after the date on which such Optionee's service terminated due to his Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by the Optionee's Beneficiary at any time prior to the expiration of six months from the date of


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         death of such Optionee, but in no event later than the date of expiration of the Option period; provided, the Board may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

         6.10 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by transfer to a Beneficiary upon the death of the Optionee, and any purported transfer (other than as excepted above) shall be null and void. After the death of an Optionee and upon the death of the Optionee's Beneficiary, an Option shall be transferred only by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Board deems appropriate based on applicable facts and circumstances. To the extent that any transfer is allowed pursuant to this Section, the new holder of the Option (the Optionee's Beneficiary or otherwise) shall be subject to the all restrictions and limitations to which the original Optionee was subject under this Plan, the Optionee's Option Agreement and the Optionee's Optionee Restriction Agreement. See also Article 8 hereof.

         6.11 Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

         6.12 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         6.13 Acceleration. The Board shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.

         6.14 Holding Period. Shares underlying any Option granted hereunder to an Optionee who is an "affiliate" of the Company subject to the "short-swing profit provisions" of Section 16(b) of the 1934 Act are subject to a six-month holding period. Such holding period will be satisfied if, with regard to any vested (i.e., exercisable) Option that is exercised within six months of the date of grant, the shares acquired upon exercise are not disposed of until a minimum of six months have elapsed from the date of grant of the Option. Notwithstanding the foregoing, the Board may, in its sole discretion, waive the preceding required holding period with respect to any Optionee.


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                                    ARTICLE 7
                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         7.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

                  (a) The Board shall make or cause to be made an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

                  (b) The Board also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next higher number of shares, rounding all fractions upward.

                  (c) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

         7.2 Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Board, in its sole discretion, may declare that:

                  (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Board, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

                  (b) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or


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                  (c)      any or all Options granted hereunder shall become
         immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

         7.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Board shall give each Optionee written notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

         7.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Board makes under this Article shall be conclusive.

                                    ARTICLE 8
                AGREEMENT BY OPTIONEE AND SECURITIES REGISTRATION

         8.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, and no Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Board, execute and deliver to the Company an agreement or affidavit to such effect. Should the Board have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

         The shares represented by this certificate [have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and] are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Corporation. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with


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         Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Corporation of a favorable opinion of counsel or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Corporation, nor will any transferee be recognized as the owner thereof by the Corporation.

If the Common Stock is (A) held by an Optionee who is not an "affiliate," as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an "affiliate," or (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in Section 8.2, the Board, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

         8.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on NASDAQ at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or NASDAQ of the shares of Common Stock to be issued.

         8.3 Optionee Restrictions. No Options shall be granted to any Optionee, and no Option shall be exercisable by any Optionee (or other holder of the Optionee's Option), unless, at the time of grant or exercise, as applicable, the Optionee (or other holder of the Optionee's Option) is subject to the terms, provisions, restrictions and limitations contained in the Optionee's Optionee Restriction Agreement in the option of counsel to the Company.

                                    ARTICLE 9
                                 EFFECTIVE DATE

         The Plan shall be effective as of the Effective Date, and no Options shall be granted hereunder prior to said date. Adoption of the Plan shall be approved by the Board.

                                   ARTICLE 10
                            AMENDMENT AND TERMINATION

         10.1     Amendment and Termination By the Board. Subject to Section
10.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Board


                                    Page -12-
shall prepare written procedures which shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

         10.2 Restrictions on Amendment and Termination. Notwithstanding the provisions of Section 10.1 above, except as otherwise expressly provided in this Plan or in an Option Agreement or an Optionee Restriction Agreement, no addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees.

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

         11.1 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

         11.2 Notices. All notices or other communications by an Optionee to the Board pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Board at the location, or by the person, designated by the Board for the receipt thereof.

         11.3 Term of Plan. Subject to the terms of Article 10, the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.

         11.4 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

         11.5 Additional Provisions By Board. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Board shall deem advisable.

         11.6 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreement and the Plan, the Plan shall control.

         11.7 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

         11.8 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

         11.9 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall


                                    Page -13-
automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

         11.10 No Rights to Perform Services. Nothing contained in the Plan, or any modification thereof, shall be construed to give any Person any rights to perform services for the Company or any parent or subsidiary corporation of the Company.

         11.11 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.




                 ADOPTED BY BOARD OF DIRECTORS ON JUNE 13, 1995


                                    Page -14-

                                   APPENDIX A

                                            NONQUALIFIED STOCK OPTION NO. ______

                               ATHEROGENICS, INC.
                             1995 STOCK OPTION PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

         This Nonqualified Stock Option Agreement (the "Agreement") is entered into as of the ________ day of _______________, ________, by and between
Atherogenics, Inc. (the "Company") and ______________________ ("Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Company, has adopted the Atherogenics, Inc. 1995 Stock Option Plan (the "Plan") which is administered by the Company's Board of Directors (the "Board"); and

         WHEREAS, effective as of ____________, __________ the Board granted to Optionee a nonqualified stock option under, and in accordance with, the terms of the Plan to reward Optionee for his efforts on behalf of the Company and to encourage his continued loyalty and diligence; and

         WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Optionee, the parties hereto have set forth the terms of such option in writing in this Agreement;

         NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

         1. Grant of Option. Effective as of ____________, __________, the Optionee was granted a nonqualified stock option under the Plan. Under that option and subject to the terms and conditions set forth herein, Optionee shall have the right to purchase __________ shares of the common stock of the Company (the "Common Stock"); such __________ shares hereinafter are referred to as the "Optioned Shares", and this option hereinafter is referred to as the "Option". The Option is intended to be a nonqualified stock option.

         2. Option Price. The price per share for each of the Optioned Shares shall be $__________ (the "Option Price"), which is not less than 75% of the per share Fair Market Value of the Optioned Shares on the date of grant specified above.


                                    Page -1-

         3.       Exercise of Option.

                  (a) General. The Option may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A, attached hereto and made a part hereof, and shall identify the Option and the number of Optioned Shares that are being exercised.

                  (b) Beginning of Exercise Period. The Option first shall become exercisable (i.e., vested) according to the following schedule; provided, if Optionee ceases to perform services for the Company for any reason (including Disability or death), his rights with regard to all non-vested Options under this schedule shall cease immediately:

                           (i) As of the first anniversary of the date of grant of the Option, Optionee shall have the right to exercise 20% of the Optioned Shares;

                           (ii) As of each monthly anniversary of the date of grant of the Option occurring after the first anniversary of the date of grant of the Option and prior to the fifth anniversary of the date of grant of the Option, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 1-2/3% of the Optioned Shares (for purposes of determining the monthly anniversary of the date an Option is granted, if the date of grant of an Option occurs on the 29th, 30th or 31st day, then, if the month during which the monthly anniversary is to be determined does not contain such a 29th, 30th or 31st day, respectively, the last day of such month shall be considered the monthly anniversary of the date of grant); and

                           (iii) As of the fifth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, all the shares subject to such Option.

                  (c) Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining shares subject to the Option, if less than 100 shares.

         4. Termination of Option. Notwithstanding any provisions to the contrary herein, and except as otherwise specified in Attachment I (if any).hereto, the Option shall not be exercisable either in whole or in part after the earliest of:

                  (a)      Ten years from the date of grant;

                  (b) The date that is immediately prior to the six month anniversary of the date on which Optionee dies (i) while performing services for the Company, (ii) within the 30 day period that begins on the date on which Optionee ceases to be performing services for the


                                    Page -2-

Company for any reason other than death or Disability or (iii) within the six month period that begins on the date on which Optionee ceases to perform services for the Company due to Disability;

                  (c) The date of expiration of the six month period that begins on the date on which Optionee ceases to perform services for the Company due to Disability; provided, if Optionee dies during such six month period, the terms of subsection (b) shall control;

                  (d) The date of expiration of the 30 day that begins on the date on which Optionee ceases to perform services for the Company for any reason other than death or Disability; provided, if Optionee dies during such 30 day period, the terms of subsection (b) shall control;

                  (e) The date on which the Company gives notice (or is deemed to have given notice) to Optionee of his termination of service for Cause, all as described in Section 6.9(a) of the Plan; or

                  (f) Such other earlier date as may be required under the terms of the Plan.

         5. Option Non-Transferable. The Option shall not be transferable by Optionee other than by will or by the laws of descent and distribution except by transfer to a Beneficiary upon the death of the Optionee, and any purported transfer (other than as excepted above) shall be null and void. After the death of the Optionee and upon the death of the Optionee's Beneficiary, the Option may be transferred by will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes incapacitated or upon his Disability, by the guardian of his property or his duly appointed attorney-in-fact), and shall not be assignable or transferable by Optionee and, subject to Section 6 hereof, no other person shall acquire any rights in the Option. To the extent that any transfer is allowed pursuant to this Section, the new holder of the Option (the Optionee's Beneficiary or otherwise) shall be subject to the all restrictions and limitations to which the original Optionee was subject under this Plan, the Optionee's Option Agreement and the Optionee's Optionee Restriction Agreement. See also Article 8 of the Plan.

         6. Death of Optionee and Transfer of Option. Except as otherwise specified in Attachment I (if any) hereto, in the event of the death of Optionee while performing services for the Company, within a six month period after the termination of his service of the Company due to Disability, or within a 30 day period after the Optionee ceases to perform services for the Company for any reason other than for Cause, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee's Beneficiary at any time prior to the six month anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to
Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such Beneficiary was Optionee herein. The Optionee agrees that the following individual shall initially be his Beneficiary:


                                    Page -3-

         Name:
                  ----------------------
         Address:
                  ----------------------

                  ----------------------

                  ----------------------

Any subsequent modification of the Optionee's Beneficiary shall be made pursuant to the terms and provisions of the Plan.

         7.       Medium and Time of Payment of Option Price.

                  (a) General. The Option Price shall be payable by Optionee (or his Beneficiary in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash, in shares of the Common Stock (or by instructing the Company to retain shares of Common Stock as payment), in other property or services acceptable to the Board and allowed under the terms of the Plan and applicable law, or any combination thereof.

                  (b) Payment in Shares of the Common Stock. If Optionee pays all or part of the Option Price with shares of the Common Stock, the following conditions shall apply:

                           (i) Optionee shall deliver to the Secretary of the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Board may require);

                           (ii) Optionee must have held any shares of the Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

                           (iii) Such shares shall be valued on the basis of the Fair Market Value of the Common Stock on the date of exercise pursuant to the terms of the Plan; and

                           (iv) The value of such Common Stock shall be less than or equal to the Option Price. If Optionee delivers Common Stock with a value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in a form allowed under subsection
         (a) above.

In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to, or by instructing the Company to retain Common Stock upon the exercise of the Option with a Fair Market Value equal to, the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Internal Revenue Code of 1986, as amended, and of the income tax laws of the state of Optionee's residence.


                                    Page -4-

         8.       Agreement of Optionee. Optionee acknowledges that he has read
Article 8 of the Plan and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (including restrictions on resale applicable to "affiliates" under Rule 144 of the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of the Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain. Optionee also acknowledges that shares of Common Stock acquired through exercise of all or a portion of the Option will be subject to the terms and provisions of the Optionee Restriction Agreement which has been executed by the Optionee.

         9. Delivery of Stock Certificates. Within a reasonable period of time after the date of exercise of the Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

         10. Notices. All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

         If to the Company:



                       Atherogenics, Inc.
                       Attention: Corporate Secretary
                       3075B Northwoods Circle
                       Norcross, Georgia 30071


                                    Page -5-

         If to Optionee:


                          ------------------

                          ------------------

                          ------------------

                          ------------------


Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

         11. Other Terms and Conditions. In addition to the terms and conditions set forth herein, the Option is subject to and governed by the other terms and conditions set forth in the Plan and in any Attachment I attached hereto, each of which is hereby incorporated by reference. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall control. In the event of any conflict between the provisions of this Agreement and Attachment I, Attachment I shall control.

         12.      Miscellaneous.

                  (a) The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the service of the Company or to interfere in any way with the right of the Company to terminate Optionee's services at any time.

                  (b) Optionee shall have no rights of a stockholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

                  (c) If any term, provision, covenant or restriction contained in this Agreement or in any Attachment I attached hereto is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement or in such Attachment I shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement or any Attachment I will not permit Optionee to acquire the full number of Optioned Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

                  (d) This Agreement shall be construed and enforced in accordance with the laws of Georgia.


                                    Page -6-

                  (e) This Agreement, together with the Plan and any Attachment I attached hereto, contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein, or in the Plan and in any Attachment I attached hereto.

                  (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

                  (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

                  (h) All capitalized terms in this Agreement shall be construed in accordance with their defined terms under the Plan.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.

                                     ATHEROGENICS, INC.

                                     By:
                                         --------------------------------
                                     Title:
                                           ------------------------------
                                     OPTIONEE:


                                     ------------------------------------
                                     Signature


                                     ------------------------------------
                                     Print or type name


                                    Page -7-

                                          NONQUALIFIED STOCK OPTION NO. ________



                               ATHEROGENICS, INC.
                             1995 STOCK OPTION PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

                                  ATTACHMENT I
                ADDITIONAL TERMS AND PROVISIONS REGARDING OPTION


















                                    Page -8-

                                    Exhibit A
                               ATHEROGENICS, INC.
                             1995 STOCK OPTION PLAN

           NOTICE OF EXERCISE FOR NONQUALIFIED STOCK OPTION AGREEMENT

         This Notice of Exercise is given pursuant to the terms of the Nonqualified Stock Option Agreement, dated _______________________, __________________, between Atherogenics, Inc. (the "Company") and the undersigned Optionee (the "Agreement"), which Agreement represents Nonqualified Stock Option No. ______________and which is made a part hereof and incorporated herein by reference.

         EXERCISE OF OPTION. Optionee hereby exercises his option to purchase __________ of his Optioned Shares. Optionee hereby delivers, together with this written statement of exercise, the full Option Price with respect to the exercised Optioned Shares, which consists of: [COMPLETE ONLY ONE]

         -        cash in the total amount of $___________________________.

         -        ______ shares of the Company's Common Stock.

         - cash in the total amount of $_____________________and ______________shares of the Company's Common Stock.

         -        other (specify): _______________________.

         ACKNOWLEDGMENT. Optionee hereby acknowledges that, to the extent he is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Optioned Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by him as a result of his exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule 144), all as described in Article 8 of the Plan, and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

         REPRESENTATIONS AND WARRANTIES OF OPTIONEE. Optionee hereby specifically represents and warrants as follows:

- The Shares are being purchased for the Optionee's own account without the participation of any other person, with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for


                                    Page -9-
resale in connection with, any distribution of the Shares or any portion thereof, nor is the Optionee aware of the existence of any distribution of the Company's securities;

- The Optionee is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon an independent examination and judgment as to the prospects of the Company; and

- The Shares were not offered to the Optionee by means of publicly disseminated advertisements or sales literature, nor is the Optionee aware of any offers made to other persons by such means.

         Executed this ________________ day of ____________________.


                                    OPTIONEE:

                                    _________________________________
                                    Signature


                                    _________________________________
                                    Print or Type Name


                                    Page -10-

                                   APPENDIX B

                               ATHEROGENICS, INC.
                             1995 STOCK OPTION PLAN

                         OPTIONEE RESTRICTION AGREEMENT

         This Optionee Restriction Agreement (the "Agreement") is made and entered into as of 19__ between ATHEROGENICS, INC., a Georgia corporation (the "Company"), and ________ ("Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to grant to Optionee as of the date hereof an option to purchase all or part of an aggregate of _____ shares (the "Shares") of the Common Stock of the Company at a price of $_____ per share (the term "Shares" refers to all shares acquired or which could be acquired pursuant to such option and to all securities received in addition thereto or in replacement thereof, pursuant to or in consequence of any stock dividend, stock split, recapitalization, merger, reorganization, exchange of shares or other similar event), and the Optionee wishes to receive such Option; and

         WHEREAS, the Company is party to a Series A Convertible Preferred Stock Purchase Agreement dated as of _____, 1994 with Alliance Technology Ventures, L.P., a Delaware limited partnership ("Alliance"), pursuant to which the Company issued to such entity shares of the Company's Series A Convertible Preferred Stock (the "Preferred Stock"); and

         WHEREAS, in order to provide assurance to Alliance and other persons who may purchase or otherwise acquire shares of the Preferred Stock of the Company in the future (collectively, the "Investors") and thereby to assist in future equity financing of the Company, the Company requires that Optionee execute and deliver this Agreement prior to the grant of any option by the Company, and Optionee, in consideration for the Options to be granted to Optionee, is willing to enter into this Agreement for the benefit of the Company, the Investors and any other person or entity who holds stock of the Company from time to time;

         NOW, THEREFORE, the parties hereto agree as follows:

                                        I
               COMPANY'S RIGHT OF FIRST REFUSAL RESPECTING SHARES



         1.1 Right of First Refusal. Subject to Section 1.5 hereof, in the event that the Optionee proposes to sell, pledge, or otherwise transfer any Shares, the Company shall have a


                                    Page -1-
right of first refusal (the "Right of First Refusal") with respect to such Shares. Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully any proposed transfer of Shares, including the number of Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by the Optionee and by the proposed transferee. The Company shall have the right to purchase all, but not less than all, of the Shares subject to the Transfer Notice at a price per share equal to the lower of (i) the proposed per share transfer price or (ii) the fair market value of a share of Common Stock of the Company, as most recently determined by the Board of Directors of the Company prior to delivery of the Transfer Notice, by delivery of a notice of exercise of the Company's Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's rights under this Section shall be freely assignable, in whole or in part.

         1.2 Transfer of Exercised Shares. If the Company fails to exercise the Right of First Refusal within thirty (30) days from the date the Transfer Notice is delivered to the Company, the Optionee may, not later than ninety (90) days following delivery to the Company of the Transfer Notice, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 1.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Shares on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the Shares other than in cash, the Company shall have the option of paying for the Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.

         1.3 Binding Effect. The Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Shares other than a transferee acquiring shares in a transaction where the Company failed to exercise that Right of First Refusal (a "Free Transferee") or a transferee of a Free Transferee.

         1.4 Termination of the Company's Right of First Refusal. Notwithstanding anything in this Article I, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections 1.1 through 1.3 after the earlier of (i) the Company's initial registered public offering of Common Stock to the public generally or
(ii) the date ten (10) years after the date of this Agreement.

         1.5 Limitations to Rights. Without regard and not subject to the provisions of Sections 1.1 and 2.1:

         (a) The Optionee may sell or otherwise assign Shares to any or all of his ancestors, descendants, spouse, or members of his immediate family, or to a custodian, trustee (including a


                                    Page -2-
trustee of a voting trust), executor, or other fiduciary for the account of his ancestors, descendants, spouse, or members of his immediate family, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment, shall have executed documents assuming the obligations of the Optionee under this Agreement with respect to the transferred securities.

         (b) To the extent permitted by the Company, the Optionee may sell or transfer Shares in the first firmly underwritten public offering of securities of the Company registered under the Securities Act of 1933, as amended (the "Act").

                                       II
                                RIGHTS OF CO-SALE

         2.1 The Rights of Investors. If at any time Optionee proposes to sell any Shares to parties other than the Investors or their assignees or transferees (the "Eligible Holders") in a transaction (the "Transaction") not registered under the Act in reliance upon a claimed exemption thereunder, then to the extent the Company has not exercised its Right of First Refusal as to any Shares being sold, any Eligible Holder (a "Selling Holder") which notifies the Company in writing, within thirty (30) days after receipt of the notification from the Optionee referred to in Section 2.2, shall have the opportunity to sell a pro rata portion of Shares which the Optionee proposes to sell to such third party in the Transaction; whereupon the Optionee shall assign so much of his interest in the agreement of sale as the Selling Holder shall be entitled to and shall request hereunder, and the Selling Holder shall assume such part of the obligations of the Optionee under such agreement as shall relate to the sale of the Shares by the Selling Holder. For the purposes of this Article II, the "pro rata portion" which the Selling Holder shall be entitled to sell shall be an amount of shares equal to the total amount of Shares proposed to be sold multiplied by a fraction, the numerator of which is the number of shares of Common Stock issuable upon conversion of the Preferred Shares and shares of Common Stock owned by a Selling Holder, and the denominator of which is the total number of such shares owned by all participating Selling Holders and the Optionee. Each Selling Holder shall notify the Optionee whether it elects to sell an amount equal to, more than or less than its pro rata portion of the Shares so offered. Each Selling Holder shall be entitled to apportion Shares to be sold among its partners and affiliates, provided that such Selling Holder notifies the Company of such allocation.

         1.2 Notice. Prior to any sale by the Optionee of any Shares, the Optionee shall notify each Eligible Holder and the Company, in writing, of his intention to sell and issue such securities, setting forth the general terms under which he proposes to make such sale. Such notice shall be signed by the third parties, or a representative, of such third parties, or shall be accompanied by a letter of intent signed by the third parties or representatives of such third parties, to whom the sale, assignment or transfer is proposed and shall indicate the third parties' concurrence with the description of the terms.


                                    Page -3-

         2.3 Failure to Notify. If within thirty (30) days after the Optionee gives his notice to the Eligible Holders, the Eligible Holders do not notify the Company that they desire to sell all of their pro rata portion of the Shares described in such notice at the price and on the terms and conditions set forth therein, then the Optionee may, not later than ninety (90) days following delivery of the notice under Section 2.2, as to the Shares to which the Eligible Holders do not indicate a desire to sell, conclude a transfer on the terms and conditions described in the notice. In the event the Optionee has not sold the Shares or entered into an agreement to sell the Shares within such ninety (90) days, the Optionee shall not thereafter sell any Shares without first notifying the Eligible Holders and the Company in the manner provided above. The exercise or nonexercise of the right to participate in one or more sales of Shares made by the Optionee shall not adversely affect an Eligible Holder's right to participate in subsequent sales of Shares by the Optionee pursuant to Section
2.1 hereof.

         2.4      Termination. The obligations of the Optionee under this
Article II shall terminate and be of no further force and effect upon the occurrence of either event described in Section 1.4 of this Agreement.

                                       III
                                 MARKET STANDOFF

         Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Act, Optionee shall not sell or otherwise transfer any Shares for a period of one hundred twenty (120) days following the effective date of a Registration Statement filed under the Act; provided, however, that such restriction shall apply only to the first two Registration Statements of the Company to become effective under the Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such one hundred twenty (120) day period.

                                       IV
          COMPANY'S RIGHT TO REPURCHASE UPON TERMINATION OF EMPLOYMENT

         4.1 Repurchase Right. The Shares shall be subject to a right (but not obligation) of repurchase in favor of the Company (the "Right of Repurchase"). If the Optionee ceases to perform services with the Company or an affiliate for any reason whatsoever (the "Service Termination") before the Right of Repurchase expires pursuant to this Article, the Company may purchase Shares subject to the Right of Repurchase at a purchase price per share equal to the purchase price per share paid by the Optionee for the Shares (exclusive of any taxes paid upon acquisition of the stock). The Optionee may not dispose of or transfer any Shares while such Shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void. The Company's rights under this Section 4.1 shall be freely assignable, in whole or in part.


                                    Page -4-

         4.2 Repurchase Procedure. The Company's Right of Repurchase shall terminate if not exercised by written notice from the Company to the Optionee within ninety (90) days from the date on which the Company learns of the Service Termination. If the Company exercises its Right of Repurchase, the Optionee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being repurchased, and the Company shall then pay promptly (but in no event later than ninety (90) days after the date of Service Termination), pursuant to the provisions of Section 4.3 of this Agreement, the total repurchase price to the Optionee.

         4.3 Repurchase Payment. If, at the time of repurchase, any notes are outstanding which represent any portion of the total purchase price for Shares being so repurchased, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash or check.

         4.4 Binding Effect. The Company's Right of Repurchase shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any representative, executor, administrator, heir, or legatee of the Optionee.

         4.5 Expiration of Repurchase Right. The Right of Repurchase as set forth in this Article shall expire in accordance with the following:

                  (a) Commencing as of the first anniversary of the date the Option is granted, the Right of Repurchase shall expire with respect to, and thereafter not be applicable to, 20% of the shares subject to such Option. Prior to said date, the Right of Repurchase shall be applicable to all shares subject to such Option.

                  (b) Commencing as of the second anniversary of the date the Option is granted, the Right of Repurchase shall expire with respect to, and thereafter not be applicable to, an additional 20% of the shares subject to the Option.

                  (c) Commencing as of the third anniversary of the date the Option is granted, the Right of Repurchase shall expire with respect to, and thereafter not be applicable to, an additional 20% of the shares subject to the Option.

                  (d) Commencing as of the fourth anniversary of the date the Option is granted, the Right of Repurchase shall expire with respect to, and thereafter not be applicable to, an additional 20% of the shares subject to the Option.

                  (e) Commencing as of the fifth anniversary of the date the Option is granted, the Right of Repurchase shall expire with respect to, and thereafter not be applicable to, the remainder of the shares subject to such Option.

                                        V

                                    Page -5-

                      STOCK CERTIFICATE RESTRICTIVE LEGENDS

         Stock certificates evidencing Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, any one or more of the following legends:

         The securities represented hereby are subject to a right of first refusal by the Company and a right of co-sale on the part of certain stockholders pursuant to the provisions of an agreement between the Company and the original purchaser of such securities relating to such securities, and may not be sold or otherwise transferred except in compliance with the terms of such agreement.

         The securities represented hereby may be subject to a right of repurchase by the Company, pursuant to the provisions of an agreement between the Company and the original purchaser of such securities relating to such securities should the person initially issued these securities cease to be employed by the Company or any affiliate thereof.

         The securities represented hereby are subject to restrictions on transfer for a period of 120 days following the effective date of a registration statement under the Securities Act of 1933, as amended, for an offering of the Company's securities as more fully provided in the agreement relating to the option to purchase such securities between the Company and the original purchaser of such securities.

                                       VI
                                 BINDING EFFECT

         Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto, including any Beneficiary of the Optionee and any other holder of the Optionee's Option.

                                       VII
                                     DAMAGES

         Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Shares which is not in conformity with the provisions of this Agreement.

                                      VIII
                                  GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to contracts entered into and wholly to be performed within the State of Georgia by Georgia residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of Georgia for the

                                    Page -6-

County of Fulton or the United States District Court for the Northern District of Georgia, and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in Article IX.

                                       IX
                                     NOTICES

         All notices and other communications under this Agreement shall be in writing. Unless and until Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:



                          Atherogenics, Inc.
                    Attention: Corporate Secretary
                       3075B Northwoods Circle
                       Norcross, Georgia 30071


Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All notices related to this Agreement shall be deemed received upon delivery or, if mailed, within five (5) days after mailing in accordance with this Article IX.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     ATHEROGENICS, INC.

                                     By:
                                           ------------------------------
                                     Title:
                                           ------------------------------

         Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

                                     OPTIONEE:
                                              ---------------------------




                                    Page -7-

                                 AMENDMENT NO. 1
                                       TO
                               ATHEROGENICS, INC.
                             1995 STOCK OPTION PLAN

         THIS AMENDMENT NO. 1 to the Atherogenics, Inc. 1995 Stock Option Plan (the "Plan") is made by Atherogenics, Inc. (the "Company"), effective as of the 15th day of August, 1995.

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Company (the "Board") has previously adopted the Plan, and pursuant to Section 10.1 thereof, the Board has the right to amend the Plan at any time; and

         WHEREAS, the Board wishes to increase the number of shares of Common Stock of the Company available for issuance upon the exercise of stock options which may be granted under the Plan:

         NOW, THEREFORE, the Plan is amended as follows, effective as stated above:

I. Article 4 of the Plan shall be deleted in its entirety and amended to read as follows:

         "The stock subject to Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to adjustment in accordance with the provisions of Article 7, the total number of shares of Common Stock for which Options may be granted to persons participating in the Plan shall not exceed in the aggregate 800,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to Options under the Plan."

II. All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.